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
SUPPLEMENT NO. 1           PROSPECTUS
DATED OCTOBER 9, 2002         DATED                             FOR
--------------------------------------------------------------------------------------------------
                           MAY 1, 2002      State Street Research Equity Index Fund,
                                            a series of State Street Research Master
                                            Investment Trust

                           JULY 1, 2002     State Street Research Concentrated Growth Fund,
                                            a series of State Street Research Financial Trust

SUPPLEMENT NO. 4
DATED OCTOBER 9, 2002
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                           OCTOBER 1, 2002  State Street Research Concentrated International Fund,
                                            a series of State Street Research Growth Trust
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[STATE STREET RESEARCH LOGO]

                                                                   SSR-6699-1002
                                                 Control Number: (exp0103)SSR-LD


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TERMINATION OF FUNDS

The Board of Trustees has determined that it is in the best interests of the shareholders of the funds indicated above that these funds be terminated and their assets be distributed to shareholders in liquidation of the funds.

TIMING AND MECHANICS. The funds expect to liquidate their portfolios as noted in the schedule below. Any shares of a fund outstanding on the date the fund is terminated will be automatically redeemed on that date. All shareholders will receive the net asset value of their shares in cash.

SCHEDULE OF LIQUIDATIONS

FUND                                                   PROPOSED LIQUIDATION DATE

State Street Research Concentrated International Fund  November 2002

State Street Research Concentrated Growth Fund         November 2002

State Street Research Equity Index Fund                December 2002

OTHER ALTERNATIVES. At any time prior to the date a fund is terminated, shareholders may redeem their shares of the fund and receive the net asset value thereof, or exchange their shares, pursuant to the procedures set forth under "Buying and Selling Shares" in the fund's Prospectus.

SUSPENSION OF SALES. On and after October 22, 2002, the Concentrated Growth and Concentrated International Funds will no longer sell shares to new investors or to existing shareholders other than through reinvestment of dividends and distributions. The Equity Index Fund will remain open only to participants in certain retirement plans until its liquidation.

U.S. FEDERAL INCOME TAX MATTERS. For taxable shareholders, the automatic redemption of shares of a fund on the date it is terminated will generally be treated as any other redemption of shares, I.E., as a sale that may result in a gain or loss for federal income tax purposes. See "Distributions and Taxes" in the fund's Prospectus.

INVESTMENT MANAGEMENT

CONCENTRATED GROWTH FUND

Under the above caption at page 10 of the prospectus for the State Street
Research Concentrated Growth Fund, the third paragraph is revised in its entirety to read as follows:

Kennard Woodworth, Jr. is the fund's portfolio manager. He has been responsible for the fund's day-to-day portfolio management, either as a portfolio manager or co-portfolio manager, since the fund's inception. Mr.
Woodworth is a senior vice president. He joined the firm in 1986 and has worked as an investment professional since 1961.